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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 28, 2002



                                 METROCALL, INC.
             (Exact Name of Registrant as Specified in its Charter)

               Delaware                          0-21924                            54-1215634
               --------                          -------                            ----------
(State or other jurisdiction of          (Commission File Number)        (I.R.S. Employer Identification
        incorporation )                                                                No.)

         6677 Richmond Highway, Alexandria, Virginia                                    22306
         -------------------------------------------                                    -----
             (Address of principal executive                                          (Zip Code)
                       offices)


       Registrant's telephone number, including area code: (703) 660-6677


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Item 5.   Other Events.

        On June 28, 2002, Metrocall, Inc. and certain of its subsidiaries filed a motion (the "Motion") in the United States Bankruptcy Court in Wilmington,
Delaware (the "Bankruptcy Court") requesting that the Bankruptcy Court enter an order (1) scheduling a hearing on confirmation of the proposed joint plan of reorganization, (2) establishing objection deadlines and procedures and (3) approving forms of notice, ballot and solicitation procedures. The Motion is attached as Exhibit 99.1 hereto and is incorporated by reference into this Item
5.

        On July 8, 2002, the Bankruptcy Court entered a Final Order Granting
Motion of Debtors Pursuant to Sections 362 and 105(A) of the Bankruptcy Code
Establishing Notification Procedures Regarding Applicability of the Automatic
Stay Limiting Certain Transfers of Common Stock, Preferred Stock and Interests
Therein (the "Order"). The Order is attached as Exhibit 99.2 hereto and is hereby incorporated by reference into this Item 5.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.


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
Exhibit No.       Description
-----------       -----------
99.1              Motion for Order (1) Scheduling Hearing on Confirmation of
                  Joint Plan of Reorganization; (2) Establishing Objection
                  Deadlines and Procedures; (3) Approving Forms of Notice,
                  Ballots and Solicitation Procedures and Related Relief.

99.2              Final Order Granting Motion of Debtors Pursuant to Sections
                  362 and 105(A) of the Bankruptcy Code Establishing
                  Notification Procedures Regarding Applicability of the
                  Automatic Stay Limiting Certain Transfers of Common Stock,
                  Preferred Stock and Interests Therein.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                METROCALL, INC.

                                By:    /s/ Vincent D. Kelly
                                       ------------------------
                                Name: Vincent D. Kelly
                                Title:   Chief Financial Officer and Treasurer

Dated: July 10, 2002




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                                  EXHIBIT INDEX

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
Exhibit No.                Description
-----------                -----------
99.1            Motion for Order (1) Scheduling Hearing on Confirmation of Joint
                Plan of Reorganization; (2) Establishing Objection Deadlines and
                Procedures; (3) Approving Forms of Notice, Ballots and
                Solicitation Procedures and Related Relief.

99.2 Final Order Granting Motion of Debtors Pursuant to Sections 362 and 105(A) of the Bankruptcy Code Establishing Notification
                Procedures Regarding Applicability of the Automatic Stay
                Limiting Certain Transfers of Common Stock, Preferred Stock and
                Interests Therein.